UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 6, 2011

Seahawk Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34231	72-1269401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700, Houston, Texas 77046

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 369-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

As previously disclosed, on February 11, 2011, Seahawk Drilling, Inc., a Delaware corporation (the “Company”), and certain of its subsidiaries, Seahawk Global Holdings LLC, a Delaware limited liability company, Seahawk Mexico Holdings LLC, a Delaware limited liability company, Seahawk Drilling Management LLC, a Delaware limited liability company, Seahawk Drilling LLC, a Delaware limited liability company, Seahawk Offshore Management LLC, a Delaware limited liability company, Energy Supply International LLC, a Delaware limited liability company, and Seahawk Drilling USA LLC, a Delaware limited liability company (collectively, with the Company, the “Debtors”), each filed voluntary petitions for relief (collectively, the “Bankruptcy Case”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Bankruptcy Court”).

On May 20, 2011, the Debtors filed their Joint Plan of Reorganization of the Debtors and Debtors-In-Possession Under Chapter 11 of the Bankruptcy Code and proposed Disclosure Statement Accompanying the Joint Plan of Reorganization of the Debtors and Debtors-In-Possession Under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. On July 6, 2011, the Debtors filed their First Amended Joint Plan of Reorganization of the Debtors and Debtors-In-Possession Under Chapter 11 of the Bankruptcy Code (“Amended Plan”) and proposed Disclosure Statement Accompanying the First Amended Joint Plan of Reorganization of the Debtors and Debtors-In-Possession Under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court (“Amended Proposed Disclosure Statement”).

The Amended Plan is attached hereto as Exhibit 99.1 and incorporated by reference herein and the Amended Proposed Disclosure Statement is attached hereto as Exhibit 99.2 and incorporated by reference herein.

The Amended Proposed Disclosure Statement contains financial projections at Exhibit C thereto and liquidation analysis at Exhibit D thereto which were prepared for purposes of the Bankruptcy Case (“Financial Information”). The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Financial Information, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Financial Information contains information regarding the Debtors and does not contain information regarding the non-Debtor subsidiaries of the Company. The Financial Information has not been audited or reviewed by independent accountants and may be subject to future reconciliation and adjustments. The Financial Information contains information different from that required to be included in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that information might not be indicative of the Company’s financial condition or operating results that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Financial Information should not be viewed as indicative of future results.

The Amended Plan is subject to confirmation by the Bankruptcy Court. The Bankruptcy Court has not yet approved the Amended Proposed Disclosure Statement as containing adequate information pursuant to section 1125(b) of the Bankruptcy Code for use in the solicitation of acceptances or rejections of the Amended Plan. Accordingly, the filing of the Amended Proposed Disclosure Statement is not intended to be, and should not in any way be construed as, a solicitation of votes on the Amended Plan, nor should the information contained in the Amended Proposed Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Amended Proposed Disclosure Statement contains adequate information.

All documents filed in connection with the Bankruptcy Case, including the Amended Plan and the Amended Proposed Disclosure Statement, are publicly available and may be accessed free of charge at the website of the Debtors’ Claims, Notice and Balloting Agent, Kurtzman Carson Consultants, LLC, http://www.kccllc.net/seahawk.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the related exhibits incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (“Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, including the exhibits being furnished as part of this report (this “Form 8-K”), contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Form 8-K that address activities, events or developments that the Debtors expect, project, believe or anticipate will or may occur in the future are forward-looking statements. These statements can be identified by the use of forward-looking terminology including “may,” “believe,” “anticipate,” “estimate,” “continue,” “foresee,” “project,” “could,” or other similar words. These forward-looking statements may include, but are not limited to, references to procedures in connection with the Debtors’ bankruptcy cases and the distribution of the Debtors’ assets pursuant to the Amended Plan, the Debtors’ financial projections and liquidation analysis, and the Debtors’ future operating results. Forward-looking statements are not guarantees of performance. The Company has based these statements on its assumptions and analyses in light of its experience and perception of historical trends, current conditions, expected future developments and other factors the Company believes are appropriate in the circumstances. No assurance can be given that these assumptions are accurate. Moreover, these statements are subject to a number of risks and uncertainties. Important factors that could cause the Debtors’ actual results to differ materially from the expectations reflected in Debtors’ forward-looking statements include those described under Item 1A of the Company’s Form 10-K for the fiscal year ended December 31, 2009 and any subsequently filed Form 10-Q, any factors set forth in the Company’s other reports filed with the Securities and Exchange Commission, and the following factors, among others:

•	the ability of the Debtors to develop, negotiate, prosecute, confirm and consummate a plan of reorganization with respect to the Bankruptcy Case;

•	the ability of the Debtors’ to obtain Bankruptcy Court approval with respect to motions in the Bankruptcy Case;

•	risks associated with litigation and other claims that involve the Debtors;

•	risks associated with the Bankruptcy Case being converted to cases under chapter 7 of the Bankruptcy Code; and

•	the potential adverse impact of the Bankruptcy Case on the Debtors’ liquidity.

Other factors that are unknown or unpredictable, could also have a material adverse effect on future results.

All subsequent written and oral forward looking statements attributable to the Debtors or to persons acting on the Debtors’ behalf are expressly qualified in their entirety by the foregoing. In light of these risks, uncertainties and assumptions, the events anticipated by Debtors’ forward-looking statements may not occur, and you should not place any undue reliance on any of the Debtors’ forward-looking statements. The Debtors’ forward-looking statements speak only as of the date made and the Debtors undertake no obligation to update or revise their forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	First Amended Joint Plan of Reorganization of the Debtors and Debtors-In-Possession Under Chapter 11 of the Bankruptcy Code

99.2	Proposed Disclosure Statement Accompanying the First Amended Joint Plan of Reorganization for the Debtors and Debtors-In-Possession under Chapter 11 of the Bankruptcy Code

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEAHAWK DRILLING, INC.

Date: July 7, 2011	By:	/S/ JAMES R. EASTER
James R. Easter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	First Amended Joint Plan of Reorganization of the Debtors and Debtors-In-Possession Under Chapter 11 of the Bankruptcy Code

99.2	Proposed Disclosure Statement Accompanying the First Amended Joint Plan of Reorganization for the Debtors and Debtors-In-Possession under Chapter 11 of the Bankruptcy Code